GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Growth Fund

Supplement dated October 18, 2024

To

Summary Prospectus dated April 29, 2024

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 29, 2024, of The Gabelli Global Growth Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Addition of Portfolio Manager

Effective October 1, 2024, Mr. John Belton has been added to the portfolio management team for the Fund. To reflect this change, the following paragraph replaces the disclosure in the section entitled “Management—The Portfolio Managers”:

The Portfolio Managers. Messrs. Caesar M.P. Bryan, Senior Vice President of GAMCO Investors, Inc., and Howard F. Ward, CFA, Senior Vice President of GAMCO Investors, Inc. and Chief Investment Officer of Growth Equities, have served as portfolio managers of the Global Growth Fund since 2000 and 2005, respectively. Mr. John Belton, CFA, portfolio manager of the Adviser, has served as portfolio manager of the Fund since 2024. Mr. Belton was most recently an Investment Analyst and Partner at Absolute Partners Global. Prior to joining Absolute in 2021, Mr. Belton was an Equity Research Analyst at Evercore ISI for six years, culminating as a Vice President, Equity Research. Mr. Belton holds an MBA with Honors in Finance and Economics from Columbia Business School, a BA in Mathematics and Philosophy from Boston College, and is a CFA Charterholder.

Please refer to the Fund’s statutory prospectus for additional information about the Fund’s portfolio management team.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE